Supplement to the
Fidelity® Select Portfolios®
April 27, 2001
Prospectus

The following information replaces similar information found under the heading "Fund Management" in the "Fund Services" section beginning on page 72.

Pratima Abichandani is manager of Cyclical Industries, which she has managed since December 2000. Since joining Fidelity in 1994, Ms. Abichandani has worked as a research analyst.

Telis Bertsekas is manager of Computers and Software and Computer Services, which he has managed since June 2001 and March 2000, respectively. Since joining Fidelity in 1997, Mr. Bertsekas has worked as a research analyst and manager.

Kelly Cardwell is manager of Automotive, which she has managed since July 2001. Since joining Fidelity in 1997, Mr. Cardwell has worked as a research analyst and manager.

James Morrow is manager of Business Services and Outsourcing, which he has managed since July 2001. Since joining Fidelity in 1999, Mr. Morrow has worked as a research analyst and manager.

Douglas Nigen is manager of Natural Gas, which he has managed since July 2001. Since joining Fidelity in 1997, Mr. Nigen has worked as a research analyst and manager.

Shep Perkins is manager of Developing Communications and Wireless, which he has managed since June 2001 and since the fund's inception in September of 2000, respectively. Since joining Fidelity Investments in 1997, Mr. Perkins has worked as a research analyst and portfolio manager.

Yolanda Strock is manager of Health Care, which she has managed since June 2000. She also manages another Fidelity fund. Since joining Fidelity in 1997, Ms. Strock has worked as a research analyst and manager.

Chris Zepf is manager of Technology, which he has managed since June 2001. Since joining Fidelity in 1997, Mr. Zepf has worked as a research analyst and manager.

The following table replaces the similar table for Banking Portfolio found under the heading "Financial Highlights" in the "Appendix" section on page 78.

Banking Portfolio

Years ended February 28,	2001	2000 E	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 26.47	$ 41.57	$ 43.18	$ 32.82	$ 24.37
Income from Investment Operations
Net investment income C	.56	.39	.39	.40	.37
Net realized and unrealized gain (loss)	9.36	(7.74)	.91	11.41	9.70
Total from investment operations	9.92	(7.35)	1.30	11.81	10.07
Less Distributions
From net investment income	(.60)F	(.36)	(.28)	(.28)	(.27)
From net realized gain	(2.10)F	(7.44)	(2.66)	(1.23)	(1.40)
In excess of net realized gain	(.37)	-	-	-	-
Total distributions	(3.07)	(7.80)	(2.94)	(1.51)	(1.67)
Redemption fees added to paid in capital	.08	.05	.03	.06	.05
Net asset value, end of period	$ 33.40	$ 26.47	$ 41.57	$ 43.18	$ 32.82
Total Return A, B	40.08%	(22.07)%	3.10%	36.64%	43.33%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 513,838	$ 363,537	$ 925,829	$ 1,338,896	$ 837,952
Ratio of expenses to average net assets	1.20%	1.23%	1.17%	1.25%	1.46%
Ratio of expenses to average net assets after expense reductions	1.18% D	1.19% D	1.16% D	1.24% D	1.45% D
Ratio of net investment income to average net assets	1.86%	1.00%	.91%	1.07%	1.36%
Portfolio turnover rate	63%	94%	22%	25%	43%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

E For the year ended February 29.

F The amounts shown reflect certain reclassifications related to book to tax differences.

SEL-01-11 July 15, 2001
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